Visa Inc. Fiscal First Quarter Financial Results February 3, 2010 Exhibit 99.2

2 Fiscal Q1 2010 Earnings Results 2
Safe Harbor Reminder
• Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These statements can be identified by the terms
“anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,”
“potential,” “predict,” “project,” “should,” “will” and similar expressions which are intended to identify forward-looking statements. In addition, any underlying assumptions are forward-looking statements. Such forward-looking statements include but are not limited to statements regarding certain of Visa’s goals and expectations with respect to earnings per share, revenue, operating margin, free cash flow, and the growth rate in those items, as well as other measures of economic performance.
• By their nature, forward-looking statements: (i) speak only as of the date they are made,
(ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors, including all the risks discussed under the heading “Risk
Factors” in Part 1, Item 1A – “Risk Factors” in our most recent Annual Report on Form
10-K and subsequent Quarterly Reports on Form 10-Q or Periodic Reports on Form 8-K,
if any. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. Unless required to do so under U.S. federal securities laws or other applicable laws, we do not intend to update or revise any forward-looking statements.

3 Fiscal Q1 2010 Earnings Results
Solid Fiscal First Quarter Results
• Repurchased 5.5 million shares of class A common stock at an average price of $78.78
• Quarterly net income of $763 million, up 33%, and diluted
earnings of $1.02 per share, up 38% over prior year
• Strong operating revenues of $2.0 billion, up 13% over prior year
• Continued positive secular trends and business model resilience despite economic slowdown

4 Fiscal Q1 2010 Earnings Results
701
452
249
452
268
720
Total Visa Inc. Credit Debit
2008
2009
ROW  41
Quarter ended September
US$ in billions, nominal, except percentages
Payments Volume
ROW
280
ROW
258
U.S.
421
U.S.
417
ROW
303
U.S.
213
239
ROW
U.S.
195
U.S.
208
U.S.
223
ROW  45
Note: Figures may not sum due to rounding. Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material.
Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
YOY Change
(nominal)
0% 8%
3%
YOY Change
(constant)
3% (1)% 8%
ROW = Rest of World

5 Fiscal Q1 2010 Earnings Results
431
244
675
478
291
769
Total Visa Inc. Credit Debit
2008
2009
ROW  38
Quarter ended December
US$ in billions, nominal, except percentages
Payments Volume
ROW
266
ROW
278
U.S.
409
U.S.
438
ROW
331
U.S.
203
228
ROW
U.S.
201
U.S.
206
U.S.
238
ROW 53
Commencing this quarter, current payments volume and other select metrics are provided in the operational performance data supplement.
Service revenues will continue to be recognized based on payments volume in the prior quarter.  From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments.
ROW = Rest of World
YOY Change
(nominal)
14% 11% 19%
YOY Change
(constant)
9% 4% 17%

6 Fiscal Q1 2010 Earnings Results
421
21
163
51
44
183
55
44
21
417
United States Asia Pacific Latin America and
Caribbean
Canada Central and
Eastern Europe,
Middle East and
Africa
2008
2009
Quarter ended September
US$ in billions, nominal, except percentages
Payments Volume
Note: Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
YOY Change
(nominal)
(1%) 12% 9% (1%) (2%)
YOY Change
(constant)
(1%) 9% 15% (1%) 3%

7 Fiscal Q1 2010 Earnings Results
409

161
47
38
196
64
47
23
438
United States Asia Pacific Latin America and
Caribbean
Canada Central and
Eastern Europe,
Middle East and
Africa
2008
2009
Quarter ended December
US$ in billions, nominal, except percentages
Payments Volume
Commencing this quarter, current payments volume and other select metrics are provided in the operational performance data supplement.
Service revenues will continue to be recognized based on payments volume in the prior quarter.  From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments.
YOY Change
(nominal)
7% 22% 38% 23% 16%
YOY Change
(constant)
7% 10% 16% 4% 9%

8 Fiscal Q1 2010 Earnings Results
9,590
14,898
9,797
14,483
10,463
16,572
10,924
15,855
Total Transactions Processed
Transactions
Total Transactions Processed
Transactions
2008
2009
Quarter ended September
in millions, except percentages
Transactions – Q1 2010
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks.
Total transactions represent payments and cash transactions as reported by Visa members on their operating certificates.  From time to time, previously submitted volume information may be updated.  Prior year volume information presented has not been updated, as changes made are not material.
Quarter ended December
Debit
63%
Credit
37%
Credit
39%
Debit
61%
Credit
39%
Debit
61%
Credit
37%
Debit
63%
YOY
Change
9% 9% 11% 12%

9 Fiscal Q1 2010 Earnings Results 864 1,676 812 979 1,766 787 Credit Debit Visa Inc. 2008 2009 Quarter ended September in millions, except percentages Total Cards YOY Change (3%) 13% 5%

10 Fiscal Q1 2010 Earnings Results
2,008
1,739
(269)
1,960
2,334
(374)
Fiscal 2009
Fiscal 2010
Revenue – Q1 2010
US$ in millions, except percentages
Gross
Revenues
Incentives
Net Operating
Revenues
YOY
Change
16% 39% 13%
Note: Growth rates calculated based on whole numbers, not rounded numbers.

11 Fiscal Q1 2010 Earnings Results
Revenue Detail – Q1 2010
US$ in millions, except percentages
Service
Revenues
Data
Processing
Revenues
International
Transaction
Revenues
Other
Revenues
793
505
554
156
765
827
552
190
Fiscal 2009
Fiscal 2010
YOY
Change
4% 38% 9% 21%
Note: Growth rates calculated based on whole numbers, not rounded numbers.

12 Fiscal Q1 2010 Earnings Results
Operating Margin – Q1 2010
US$ in millions, except percentages
1,739
966
773
743
1,960
1,217
Net Operating
Revenues
Total Operating
Expenses
Operating Income
56%
62%
Operating Margin
Fiscal 2009
Fiscal 2010
YOY
Change
6 ppts 13% (4%) 26%
Note: Growth rates calculated based on whole numbers, not rounded numbers.

13 Fiscal Q1 2010 Earnings Results

0
63
52
56
210
93
743
(43)
105
216
51
62
78
274
Fiscal 2009
Fiscal 2010
Operating Expenses – Q1 2010
US$ in millions, except percentages
Personnel
Network,
EDP and
Communications
Advertising,
Marketing and
Promotion
Professional
and
Consulting
Fees
Depreciation
and
Amortization
Administrative
and Other
Total Operating
Expenses
Litigation
Provision
YOY
Change
(8)% 13% 3% (9)% 18% 24% NM (4)%
Note: Growth rates calculated based on whole numbers, not rounded numbers.

14 Fiscal Q1 2010 Earnings Results
Other Financial Results
• Cash, cash equivalents, restricted cash and available-for-sale investment securities of $6.0 billion at the end of the fiscal first quarter which includes $1.6 billion of restricted cash for litigation escrow
• Free cash flow of $788 million
• Utilized $432 million of the overall $1.0 billion share repurchase plan to repurchase 5.5 million shares of class A common stock at an average price of $78.78 per share
• Pre-tax gain of $41 million recognized related to the prepayment of remaining $800 million of obligations related to a class action lawsuit at a discounted amount of $682 million
• Capital expenditures during fiscal Q1 2010 of $37 million

15 Fiscal Q1 2010 Earnings Results
Less than
$1 billion
Advertising, marketing and promotion expenses
Less than
$1 billion
11-15% range
Annual net revenue growth
Financial Metrics for Fiscal Year 2010
Annual operating margin
Mid to high
50% range
16-17% of
gross
revenue
Volume and support incentives

16 Fiscal Q1 2010 Earnings Results
Financial Metrics for Fiscal Year 2010
Capital Expenditures
About $200
million
Annual diluted class A common stock earnings
per share growth
20% +
GAAP tax rate
36.5 to 38.5%
range
Annual free cash flow
$2 billion +

Appendix Reconciliation of Non-GAAP Measures

Fiscal Q1 2010 Earnings Results
A-1
Adjusted Diluted Class A Common Stock
Earnings Per Share
US$ in millions, except per share data
Three months
ended
December 31,
2009
Diluted
EPS
(1)
Net Income (as reported) 763 $               1.02 $
Adjustment for non-recurring item:
Less: gain from retailers' litigation prepayment
(2)
(41)
Addback: tax expense related to the gain
(2)
15
Adjustment net of tax (26)
Adjusted net income 737 $               0.99 $
Impact to EPS 0.03 $
(2)
Adjustment to remove effect of one time gain from Retailer's litigation prepayment
(1)
Calculated using 745 million of weighted average shares outstanding at December 31, 2009

Fiscal Q1 2010 Earnings Results
A-2
Calculation of Free Cash Flow
US$ in millions
(1)
(2)
Includes changes in volume & support incentives, trade receivables, settlement receivable/payable, and personnel incentives.
Excludes $202 million of estimated federal and a majority of the estimated state tax payments for Visa's fiscal Q1, which were not paid until they were due in January.  Estimated tax payments for Visa's fiscal Q2 will be paid when due in March.
Additions (+) /
Reductions (-) to
Net income
attributable to
Visa Inc. Q1 FY 2010
Net income attributable to Visa Inc. (as reported) 763
+ Depreciation and amortization 62
- Capital expenditures (37) 25
+ Litigation provision (43)
+ Accretion expense 10
- Settlement payments (73)
+ Settlement payments funded by litigation escrow 70 (36)
Share-based Compensation
+ Share-based compensation 32
Pension
+ Pension expense 15
+ Income tax expense 445
- Income taxes paid (25) 420
Changes in Working Capital
(2)
+ Changes in other working capital accounts (431)
Total Free Cash Flow 788
Less: Retailers' Litigation Prepayment
- Settlement payment (682)
Adjusted Free Cash Flow 106
Taxes
(1)
Capital Assets
Litigation